Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 — phone 508-460-2401 — fax	commonwealthannuity.com * 800.366.1492
Commonwealth Annuity and Life Insurance Company a Goldman Sachs Company

ANNUAL REPORT — 12/31/2010

FOR CONTRACT HOLDERS OF:	COMMONWEALTH ANNUITY SELECT SPL,
COMMONWEALTH ANNUITY SELECT SPL II

March 16, 2011

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.

Washington, DC 20549

Subj:                     COMMONWEALTH ANNUITY SELECT ACCOUNT III

1940 Act Registration Number: 811-8859

1933 Act Registration Numbers: 333-58551,333-84306

CIK: 0001039782
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Commonwealth Annuity Select Separate Account III, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Services Shares)	1046292	February 24, 2011
AllianceBernstein Variable Products Series Fund, Inc.	825316	February 24, 2011
Delaware VIP Trust (Standard Class)	814230	March 1, 2011
Fidelity Variable Insurance Products Fund (Initial Class)	356494	February 25, 2011
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	February 25, 2011
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	March 3, 2011
Invesco Variable Insurance Funds (Series I and II Shares)	896435	February 25, 2011
Janus Aspen Series (Service Shares)	906185	February 28, 2011
MFS® Variable Insurance TrustSM (Service Class)	918571	March 2, 2011

Oppenheimer Variable Account Funds (Service Shares)	752737	February 24, 2011
T. Rowe Price International Series, Inc.	918292	February 22, 2011

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel

and Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772